PRUDENTIAL MYROCKSM ADVISOR VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL MYROCKSM ADVISOR NEW YORK VARIABLE ANNUITY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 21, 2021
to Prospectuses dated April 30, 2021
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios of Vanguard available through your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
Effective July 1, 2021, the investment objectives and/or Portfolio adviser(s)/subadviser(s) for certain Portfolios of Vanguard are changed. The table in the "Investment Options” section in the Prospectus is revised as follows with respect to the Portfolios shown below:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER(S)/SUBADVISER(S)
Vanguard Variable Insurance Fund Diversified Value Portfolio	Seeks to provide long-term capital appreciation and income.	Hotchkis and Wiley Capital Management, LLC Lazard Asset Management LLC
Vanguard Variable Insurance Fund Equity Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Growth Portfolio	Seeks to provide long-term capital appreciation.	Wellington Management Company LLP
Vanguard Variable Insurance Fund High Yield Bond Portfolio	Seeks to provide a high level of current income.	Wellington Management Company LLP
Vanguard Variable Insurance Fund Moderate Allocation Portfolio	Seeks to provide capital appreciation and a low to moderate level of current income.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Real Estate Index Portfolio	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	Seeks to track the performance of a broad, market-weighted bond index.	The Vanguard Group, Inc.
Vanguard Variable Insurance Fund Total Stock Market Index Portfolio	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.	The Vanguard Group, Inc.

Change to Summary Section of the MyRock Advisor Variable Annuity Prospectus.
In addition, for the Prudential MyRock Advisor Variable Annuity, effective April 30, 2021, the first sentence of the Summary Section is deleted in its entirety.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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